UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2006


                           SECURITY FEDERAL CORPORATION
              (Exact name of registrant as specified in its charter)

   South Carolina                    0-16120                  57-0858504
----------------------------    ------------------       --------------------
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)           Identification No.)


1705 Whiskey Road South, Aiken, South Carolina                  29801
--------------------------------------------------       --------------------
(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number (including area code):  (803) 641-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

 * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
--------------------------------------------------------

On October 27, 2006, Security Federal Corporation issued its earnings release for the quarter ended September 30, 2006. A copy of the earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

      (c)    Exhibits

      99.1   Press Release of Security Federal Corporation dated October 27,
             2006.

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        SECURITY FEDERAL CORPORATION



Date: October 27, 2006                  By:/s/Roy G. Lindburg
                                        -----------------------------
                                        Roy G. Lindburg
                                        Treasurer and Chief Financial Officer

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                               Exhibit 99.1

                                 News Release



               SECURITY FEDERAL CORPORATION ANNOUNCES INCREASE IN
                            SECOND QUARTER EARNINGS

  Aiken, South Carolina (October 27, 2006) - Security Federal Corporation ("Company") (OTCBB:SFDL.OB), the holding company of Security Federal Bank, today announced earnings for the second quarter of its fiscal year ending March 31, 2007. The Company reported net income of $1.0 million or $0.39 per share (basic) for the three months ending September 30, 2006, an 8.14% increase from net income of $950,000 or $0.38 per share (basic) for the three months ended September 30, 2005. For the six months ended September 30, 2006, net income was $2.0 million or $0.80 per share (basic) a 9.07% increase from $1.9 million or $0.74 per share (basic) for the six months ended September 30, 2005. The increase in quarterly earnings is the result of a $351,000 increase in net interest income and a $300,000 increase in non-interest income offset partially by a $558,000 increase in non-interest expense. For the six months ending September 30, 2006, the increase in earnings is the result of a $790,000 increase in net interest income and a $410,000 increase in non-interest income offset partially by a $1.0 million increase in non-interest expense.

Total assets at September 30, 2006 were $684.7 million compared to $658.7 million at March 31, 2006, an increase of $26.0 million or 3.95% for the six-month period. Net loans receivable increased $31.4 million or 8.37% to $406.5 million at September 30, 2006 from $375.1 million at March 31, 2006. Total deposits increased $7.8 million or 1.64% to $487.1 million at September 30, 2006 compared to $479.2 million at March 31, 2006. Federal Home Loan Bank advances, other borrowings, and junior subordinated debentures increased $13.2 million or 9.55% to $151.9 million at September 30, 2006 from $138.7 million at March 31, 2006.

During the three months ended September 30, 2006, the Company completed a $5.0 million trust preferred securities offering. The offering provides capital that will allow the Company to continue its growth plan. Also, the Company acquired land near Ballentine, South Carolina to further expand its branch network.

Security Federal Bank has eleven full service branch locations in Aiken, Clearwater, Graniteville, Langley, Lexington, North Augusta, Wagener, and West Columbia, South Carolina. Additional financial services are provided by three of the Bank's wholly owned subsidiaries, Security Federal Insurance, Inc., Security Federal Investments, Inc., and Security Federal Trust, Inc.

For additional information contact Roy Lindburg, Chief Financial Officer, at
(803) 641-3070

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Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for residential, commercial business and commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technology factors affecting operations; pricing of products and services; and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2006. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statement.

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                         SECURITY FEDERAL CORPORATION
                  UNAUDITED CONSOLIDATED FINANCIAL HIGHLIGHTS

                          INCOME STATEMENT HIGHLIGHTS

                 (In Thousands, except for Earnings per Share)

                                   Quarter Ended          Six Months Ended
                                   September 30,            September 30,
                               2006             2005     2006             2005
                           -------------------------  ------------------------

Total interest income       $10,199           $7,836  $19,824          $15,248

Total interest expense        5,744            3,784   10,959            7,273
                           -------------------------  ------------------------

Net interest income           4,455            4,052    8,865            7,975

Provision for loan losses       150              165      300              330
                           -------------------------  ------------------------
Net interest income after
 provision for loan losses    4,305            3,887    8,565            7,645

Non-interest income             996              749    1,749            1,439

Non-interest expense          3,729            3,172    7,173            6,168
                           -------------------------  ------------------------

Income before income
 taxes                        1,572            1,464    3,141            2,916

Provision for income
 taxes                          545              514    1,092            1,037
                           -------------------------  ------------------------
Net income                   $1,027             $950   $2,049           $1,879
                           =========================  ========================
Earnings per share
 (basic)                      $0.39            $0.38    $0.80            $0.74
                           =========================  ========================


                                                BALANCE SHEET HIGHLIGHTS

                          (In Thousands, except for Book Value per Share)

                          September 30, 2006           March 31, 2006
                          -------------------------------------------

Total assets                        $684,714                 $658,678

Cash and cash equivalents              8,333                   14,351

Total loans receivable, net          406,504                  375,109

Investment and mortgage-
 backed securities                   233,477                  238,433

Deposits                             487,065                  479,229

Borrowings                           151,896                  138,653

Shareholders' equity                  40,417                   37,602

Book value per share                  $15.44                   $14.82

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